LEGG MASON PARTNERS EQUITY TRUST (THE “TRUST”)

NOVEMBER 5, 2010

SUPPLEMENT TO SUMMARY PROSPECTUS OF

LEGG MASON CLEARBRIDGE DIVIDEND STRATEGY FUND

DATED APRIL 21, 2010,

SUPPLEMENT TO PROSPECTUS OF

LEGG MASON CLEARBRIDGE DIVIDEND STRATEGY FUND

DATED FEBRUARY 26, 2010

AND

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION OF

LEGG MASON CLEARBRIDGE DIVIDEND STRATEGY FUND

DATED FEBRUARY 26, 2010

Summary Prospectus

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated February 26, 2010, as supplemented on March 12, 2010, March 19, 2010, April 21, 2010, May 21, 2010, July 7, 2010 and November 5, 2010, and as may be amended or further supplemented, the fund’s statement of additional information, dated February 26, 2010, as supplemented on March 12, 2010, May 21, 2010, June 10, 2010 and November 5, 2010, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2009, are incorporated by reference into this Summary Prospectus.

The following language is added to the fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

The Board of Trustees, on behalf of the fund, has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by Legg Mason ClearBridge Equity Income Builder Fund (the “Acquiring Fund”), a series of the Trust, in exchange for shares of the Acquiring Fund. The fund would then be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

Under the reorganization, fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by fund shareholders. Proxy materials describing the reorganization are expected to be mailed in January 2011. If the reorganization is approved by fund shareholders, it is expected to occur in April 2011. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described below and in the fund’s Prospectus.

The fund’s Class FI, Class R and Class R1 shares will be closed to purchases and incoming exchanges, effective immediately.

The fund’s Class C shares will be closed to purchases and incoming exchanges, effective on or about November 16, 2010. Class C shares will be reclassified as Class A shares of the fund prior to the reorganization so that current holders of Class C shares will receive Class A shares of the Acquiring Fund in the reorganization. No contingent deferred sales charge will be charged on the reclassification of Class C shares and, once reclassified, the shares will no longer be subject to the contingent deferred sales charge currently charged on the redemption of Class C shares.

The fund’s Class A, Class B and Class I shares will be closed to purchases and incoming exchanges effective on or about April 19, 2011, which is two days prior to the anticipated closing date of the reorganization.

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